                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                               (AMENDMENT NO. 7)



Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                 AMERICAN RETIREMENT VILLAS PROPERTIES III, L.P.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                        ATRIA SENIOR LIVING GROUP, INC.

                            ARV ASSISTED LIVING, INC.

                           ARVP III ACQUISITION, L.P.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

                Limited Partnership Units

(2)      Aggregate number of securities to which transaction applies:
                8,858.807

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                $400

(4)      Proposed maximum aggregate value of transaction:
                $3,543,522.80*

(5)      Total fee paid:
                $449**

[X] Fee paid previously with preliminary materials.

* Estimated for purposes of calculating the amount of filing fee only. Transaction value was derived by multiplying 8,858.807 (the number of units of limited partnership interest of registrant outstanding as of March 24, 2004 that are not held by ARV or its subsidiaries) by $400 (the offer price).

** The amount of the filing fee, calculated in accordance with Rule 0-11 of the Securities and Exchange Act of 1934, as amended, and Fee Advisory #7 for Fiscal Year 2004 issued by the Securities and Exchange Commission on
    January 26, 2004, equals 0.012670% of the transaction valuation.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid: $253.70

    (2) Form, Schedule or Registration Statement No.: Schedule 14A

    (3) Filing Party: ARV Assisted Living, Inc., Atria Senior Living Group, Inc., and ARVP III Acquisition, LP

    (4) Date Filed: January 21, 2004

                                                               Exhibit (a)(1)(N)


FOR IMMEDIATE RELEASE
Contact: Shari Eastwood
Telephone Number: (866) 275-3707



        ARVP III ACQUISITION, L.P. ANNOUNCES EXPIRATION OF ITS OFFER AND
                       CONSENT SOLICITATION FOR UNITS IN
                AMERICAN RETIREMENT VILLAS PROPERTIES III, L.P.



COSTA MESA, C.A. - (BUSINESS WIRE) - June 21, 2004 - ARVP III Acquisition, L.P. (the "Purchaser") announced today that its offer to purchase all of the limited partnership units (other than units owned by ARV Assisted Living, Inc. or its affiliates) of American Retirement Villas Properties III, L.P., a California limited partnership (the "Partnership"), and the related consent solicitation expired, as scheduled, at 11:59 p.m. Eastern time, on June 18, 2004. The offer and the related consent solicitation were made pursuant to the Purchaser's Offer to Purchase and Consent Solicitation Statement, dated March 24, 2004 (the "Offer to Purchase").

Based upon a preliminary count, as of 11:59 p.m., Eastern Time, on Friday, June 18, 2004, approximately 4448.3 Units, or approximately 50.2% of all outstanding Units (other than units held by ARV Assisted Living, Inc. or its affiliates) were tendered and not withdrawn and have been accepted for payment. Assuming the Partnership's confirmation of this figure, upon payment for these Units in accordance with the Offer to Purchase, the Purchaser, together with its affiliates, will beneficially own approximately 76.3% of all outstanding Units. Payment for Units validly tendered, not withdrawn and accepted for payment will be made promptly.

At 9 a.m., Eastern Time, on Monday June 21, 2004, Purchaser will commence a subsequent offering period for all remaining untendered Units. The subsequent offering period expires at 11:59 p.m., Eastern Time, on June 24, 2004. Purchaser will immediately accept all Units properly tendered, as they are tendered, during the subsequent offering period and will pay the tendering unitholders promptly after acceptance. The same price offered in the prior offering period of $400.00 per Unit will be paid during the subsequent offering period. The subsequent offer is on the same terms and subject to the same conditions set forth in the Offer, except that Units tendered during the subsequent offering period may not be withdrawn. The Purchaser will continue to seek to consummate the merger pursuant to the terms and conditions described in the Offer to Purchase.

The Offer to Purchase, subject to approval of the terms and conditions of the transactions by the California Corporations Commissioner in a fairness hearing scheduled to be held on June 24, 2004, allows the Purchaser to effect a merger pursuant to which each unit (other than units held by ARV Assisted Living, Inc. or its affiliates) not validly tendered in the offer or withdrawn will be converted into the right to receive $400, as more fully described in the Offer to Purchase. ARV Assisted Living, Inc., the general partner of the Partnership, directly or indirectly wholly-owns the Purchaser, and is a wholly-owned subsidiary of Atria Senior Living Group, Inc. ARV Assisted Living, Inc. also owns approximately 76.3% of the limited partnership units of the Partnership.

Unitholders who have any questions about the Purchaser's offer and/or consent solicitation, need help or would like additional copies of the Offer to Purchase, the Agreement of Assignment and Transfer, the Consent Form or any other documents disseminated to unitholders should contact American Retirement Villas Properties III, L.P., c/o ACS Securities Services, Inc., 3988 N. Central Expressway, Building 5, 6th Floor, Dallas, Texas 75204 (Tel. (866) 275-3707).

THE PURCHASER STRONGLY ADVISES ALL PARTNERSHIP UNITHOLDERS TO READ THE OFFER TO PURCHASE, THE AGREEMENT OF ASSIGNMENT AND TRANSFER AND THE CONSENT FORM THAT THE PURCHASER MAILED TO ALL UNITHOLDERS, AS WELL AS ITS SCHEDULE TO AND SCHEDULE 14A, WITH EXHIBITS AND THEIR AMENDMENTS, THAT HAVE BEEN FILED WITH THE SEC.
THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO PURCHASE ANY UNITS, THE SOLICITATION OF AN OFFER TO SELL ANY UNITS, THE SOLICITATION OF THE CONSENT OF ANY LIMITED PARTNER OR A RECOMMENDATION TO ANY UNITHOLDER TO TAKE ANY ACTION WITH RESPECT TO ANY OFFER. THE SOLICITATION AND OFFER TO BUY UNITS OF THE PARTNERSHIP AND THE SOLICITATION OF UNITHOLDER CONSENTS ARE BEING MADE PURSUANT TO THE OFFER TO PURCHASE, THE AGREEMENT OF ASSIGNMENT AND TRANSFER, THE CONSENT FORM AND RELATED MATERIALS THAT THE PURCHASER HAS SENT TO UNITHOLDERS AND FILED WITH THE SEC. THE PURCHASER STRONGLY ADVISES ALL UNITHOLDERS TO READ SUCH MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING RISK FACTORS AND THE TERMS AND CONDITIONS OF THE OFFER AND THE CONSENT SOLICITATION. UNITHOLDERS MAY OBTAIN COPIES OF THESE MATERIALS FOR FREE FROM THE SEC'S WEBSITE AT WWW.SEC.GOV OR FROM THE INFORMATION AGENT, ACS SECURITIES SERVICES, INC., AT (866) 275-3707 (TOLL-FREE). INFORMATION RELATING TO THE PARTICIPANTS IN THE OFFER AND CONSENT SOLICITATION IS CONTAINED IN THE OFFER TO PURCHASE.

Certain statements in this press release may constitute forward-looking statements. Forward-looking statements are not guarantees of future performance or actions and involve risks and uncertainties and other factors that may cause actual results or actions to differ materially from those anticipated at the time the forward-looking statements are made. Subject to Rules 13e-3(d)(2), 13e-3(f)(i)(iii) and 13d-3(b) of the Exchange Act, neither the Purchaser nor any of its affiliates undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.